                                                                  Exhibit 99.2


         USA Networks, Inc. (the "Company" or "USAi") is a holding company, the subsidiaries of which are engaged in diversified media and electronic commerce businesses.

         In the third quarter of 1997, the Company acquired a controlling interest in Ticketmaster through the issuance of Common Stock to Paul G. Allen and purchases of Ticketmaster shares in the open market for total consideration of $210.0 million (the "Ticketmaster Acquisition"). In connection with the issuance of new shares to Mr. Allen, the Company also issued shares of the Company's Class B common stock in accordance with Liberty's contingent right to receive such shares as part of the Home Shopping Merger in 1996.

         In connection with the Ticketmaster tax-free merger, as of June 24, 1998, the Company issued 31,934,400 shares of Common Stock to the public shareholders of Ticketmaster and converted 3.6 million options to acquire Ticketmaster common stock into options to acquire Common Stock for a total consideration of $467.7 million. The acquisition of the controlling interest in Ticketmaster and the tax-free merger are collectively referred to as the "Ticketmaster Transaction."

         On July 16, 1998, the Company sold the assets of SF Broadcasting, which owned and operated four television stations (the "SF Broadcasting Transaction").

         On February 12, 1998, the Company acquired USA Networks, a New York general partnership, consisting of cable television networks USA Network and Sci-Fi Channel ("Networks"), as well as the domestic television production and distribution businesses of Universal Studios ("Studios USA") from Universal Studios, Inc. ("Universal"), an entity controlled by The Seagram Company Ltd. ("Seagram"), and the Company changed its name to USA Networks, Inc. (the "Universal Transaction").

         On September 28, 1998, pursuant to an Amended and Restated Agreement and Plan of Reorganization among CitySearch, Inc. ("CitySearch"), the Company, Ticketmaster and certain of its subsidiaries, the Company merged the online ticketing operations of Ticketmaster (Ticketmaster.com) into a subsidiary of CitySearch, a publisher of local city guides on the Web (the "CitySearch Merger"), to create Ticketmaster Online-CitySearch, Inc. ("TMCS").

         On May 10, 1999, the Company acquired substantially all of the assets and assumed substantially all of the liabilities of two entities which operate Hotel Reservations Network (the "Hotel Reservations Network Transaction").

         On May 28, 1999, the Company acquired October Films, Inc. ("October Films"), in which Universal owned a majority interest, and the domestic film distribution and development business of Universal previously operated by Polygram Filmed Entertainment, Inc. ("PFE") (the "October Films/PFE Transaction").

         On April 5, 2000, the Company acquired Precision Response Corporation ("PRC") (the "PRC Transaction").

         On July 27, 2000 USAi and Styleclick.com Inc., a leading enabler of e-commerce for manufacturers and retailers, completed the merger of Internet Shopping Network ("ISN") and Styleclick.com (the "Styleclick Transaction").

         For additional information on each of these transactions, see the Company's filings on Form 10-K for the year ended December 31, 1999 and on Form 10-Q for the three months ended June 30, 2000.

         The following unaudited pro forma operating results of USAi present combined results of operations as if the Universal Transaction, Ticketmaster Transaction, CitySearch Merger, the SF Broadcasting Transaction, the
Hotel Reservations Network Transaction, the October Films/PFE Transaction, the PRC Transaction and the Styleclick Transaction and the consolidation of HOT Germany all had occurred at the beginning of the periods presented.

         The unaudited combined condensed pro forma statements of operations of USAi are presented below for illustrative purposes only and are not necessarily indicative of the results of operations that would have actually been reported had any of the transactions occurred at the beginning of the periods presented, nor are they necessarily indicative of future results of operations.

USA NETWORKS, INC.

PRO FORMA SEGMENT RESULTS

$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST.

                                               -------------   --------------------------------------------------------------------
   REVENUE                                        1998*                                      1999
                                               -------------   --------------------------------------------------------------------
                                                 YE 12/31           Q1            Q2            Q3            Q4        YE 12/31
                                               -------------   ------------- ------------- ------------- --------------------------
   OPERATING BUSINESSES
   Cable and studios                                1,243.0           331.5         316.4         307.1         349.7      1,304.7
   Electronic retailing - domestic                  1,080.7           307.3         315.7         312.3         397.7      1,332.9
   Electronic retailing - Germany                      97.7            39.3          37.5          39.5          50.5        166.7
   Ticketing                                          386.4            99.7         119.7         105.2         118.1        442.7
   Hotel reservations                                  66.6            22.9          37.8          47.7          53.4        161.8
   Teleservices                                       175.3            46.2          50.1          57.0          62.6        215.9
   Other                                               15.8             4.1           2.8           0.0           0.0          6.9
                                               -------------   ------------- ------------- ------------- --------------------------
     Sub-total                                      3,065.5           851.0         880.0         868.7       1,032.0      3,631.7

   Emerging Businesses
   Online city guides and related                      16.8             5.8           6.9           9.7          14.0         36.3
   Internet commerce                                   21.1            11.2           8.0           7.4           8.5         35.1
   Electronic commerce services                         0.7             3.2           5.1           6.2           5.8         20.2
   Broadcasting                                         1.6             0.9           2.4           2.3           2.9          8.6
   Electronic retailing - other int'l                   2.8             1.5           2.3           2.5           2.7          8.9
   Filmed entertainment                                44.8             6.7          22.4          27.9          25.1         82.1
   Emerging networks                                    0.0             0.2           0.2           0.3           0.5          1.2
                                               -------------   ------------- ------------- ------------- --------------------------
     Sub-total                                         87.8            29.6          47.3          56.3          59.4        192.5
                                               -------------   ------------- ------------- ------------- --------------------------
     Total                                          3,153.3           880.6         927.2         924.9       1,091.4      3,824.2
                                               =============   ============= ============= ============= ==========================

   USA Network                                        676.8           175.0         184.7         195.3         202.7        757.7
   SCI FI                                             148.0            40.5          48.2          46.0          63.8        198.5
   Studios, net                                       418.2           116.1          83.5          65.8          83.2        348.6
                                               -------------   ------------- ------------- ------------- --------------------------
     Cable and studios                              1,243.0           331.5         316.4         307.1         349.7      1,304.7
                                               -------------   ------------- ------------- ------------- --------------------------

   Operating Businesses
     Entertainment                                  1,243.0           331.5         316.4         307.1         349.7      1,304.7
     Electronic retailing                           1,178.4           346.5         353.1         351.7         448.2      1,499.6
     Information and services                         628.3           168.9         207.6         209.8         234.1        820.5
     Corporate and other                               15.8             4.1           2.8           0.0           0.0          6.9
                                               -------------   ------------- ------------- ------------- --------------------------
     Sub-total                                      3,065.5           851.0         880.0         868.7       1,032.0      3,631.7
                                               -------------   ------------- ------------- ------------- --------------------------

   Emerging Businesses
     Entertainment                                     46.4             7.8          25.0          30.5          28.5         91.8
     Electronic retailing                               2.8             1.5           2.3           2.5           2.7          8.9
     Information and services                          38.6            20.3          19.9          23.3          28.2         91.7
                                               -------------   ------------- ------------- ------------- --------------------------
     Sub-total                                         87.8            29.6          47.3          56.3          59.4        192.5
                                               -------------   ------------- ------------- ------------- --------------------------

   Total
     Entertainment                                  1,289.4           339.3         341.4         337.6         378.1      1,396.5
     Electronic retailing                           1,181.2           348.0         355.4         354.2         450.9      1,508.6
     Information and services                         666.9           189.2         227.5         233.1         262.4        912.2
     Corporate and other                               15.8             4.1           2.8           0.0           0.0          6.9
                                               -------------   ------------- ------------- ------------- --------------------------
     Total                                          3,153.3           880.6         927.2         924.9       1,091.4      3,824.2
                                               =============   ============= ============= ============= ==========================

* 1998 has not been adjusted to include shipping and handling revenue for HSN.

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.


PRO FORMA SEGMENT RESULTS

$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST.

                                               -----------------------------------------------------------------
   REVENUE                                                                 2000
                                               -----------------------------------------------------------------
                                                   Q1           Q2            Q3           Q4        YTD 9/30
                                               ------------ ------------ ------------- ------------ ------------
   OPERATING BUSINESSES
   Cable and studios                                 379.0        390.7         336.0                   1,105.7
   Electronic retailing - domestic                   358.5        344.0         368.8                   1,071.2
   Electronic retailing - Germany                     57.9         50.5          53.8                     162.2
   Ticketing                                         128.0        143.0         124.9                     395.9
   Hotel reservations                                 55.3         78.1          94.6                     228.0
   Teleservices                                       69.6         70.2          70.2                     210.0
   Other                                               0.7          0.4           0.5                       1.6
                                               ------------ ------------ ------------- ------------ ------------
     Sub-total                                     1,048.9      1,076.8       1,048.9                   3,174.6

   Emerging Businesses
   Online city guides and related                     17.0         20.2          21.6                      58.8
   Internet commerce                                   7.9          6.3           5.3                      19.4
   Electronic commerce services                        4.7          3.8           7.2                      15.6
   Broadcasting                                        3.6          4.7           5.3                      13.6
   Electronic retailing - other int'l                  3.2          3.2           3.9                      10.3
   Filmed entertainment                               30.3         20.8          14.5                      65.5
   Emerging networks                                   0.6          3.7           8.6                      12.9
                                               ------------ ------------ ------------- ------------ ------------
     Sub-total                                        67.2         62.8          66.3                     196.2
                                               ------------ ------------ ------------- ------------ ------------
     Total                                         1,116.1      1,139.6       1,115.2                   3,370.8
                                               ============ ============ ============= ============ ============

   USA Network                                       196.9        208.9         200.5                     606.4
   SCI FI                                             62.4         71.3          64.6                     198.3
   Studios, net                                      119.6        110.5          71.0                     301.1
                                               ------------ ------------ ------------- ------------ ------------
     Cable and studios                               379.0        390.7         336.0                   1,105.7
                                               ------------ ------------ ------------- ------------ ------------


   Operating Businesses
     Entertainment                                   379.0        390.7         336.0                   1,105.7
     Electronic retailing                            416.4        394.4         422.6                   1,233.4
     Information and services                        252.9        291.3         289.7                     833.9
     Corporate and other                               0.7          0.4           0.5                       1.6
                                               ------------ ------------ ------------- ------------ ------------
     Sub-total                                     1,048.9      1,076.8       1,048.9                   3,174.6
                                               ------------ ------------ ------------- ------------ ------------

   Emerging Businesses
     Entertainment                                    34.5         29.2          28.3                      92.0
     Electronic retailing                              3.2          3.2           3.9                      10.3
     Information and services                         29.5         30.3          34.0                      93.9
                                               ------------ ------------ ------------- ------------ ------------
     Sub-total                                        67.2         62.8          66.3                     196.2
                                               ------------ ------------ ------------- ------------ ------------

   Total
     Entertainment                                   413.5        419.9         364.4                   1,197.7
     Electronic retailing                            419.6        397.7         426.5                   1,243.8
     Information and services                        282.4        321.6         323.7                     927.8
     Corporate and other                               0.7          0.4           0.5                       1.6
                                               ------------ ------------ ------------- ------------ ------------
     Total                                         1,116.1      1,139.6       1,115.2                   3,370.8
                                               ============ ============ ============= ============ ============


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

USA NETWORKS, INC.

PRO FORMA SEGMENT RESULTS

$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST.



                                               -------------   --------------------------------------------------------------------
   EBITDA                                          1998                                        1999
                                               -------------   --------------------------------------------------------------------
                                                 YE 12/31           Q1            Q2            Q3            Q4        YE 12/31
                                               -------------   ------------- ------------- ------------- --------------------------
   OPERATING BUSINESSES
   Cable and studios                                  330.3           109.5         105.7          92.8         125.9        433.9
   Electronic retailing - domestic                    180.2            42.1          48.2          50.1          74.3        214.7
   Electronic retailing - Germany                     (10.7)            3.6           1.9           3.7           7.0         16.3
   Ticketing                                            8.9            19.5          27.2          21.3          25.4         93.3
   Hotel reservations                                  10.9             3.4           5.8           6.6           8.7         24.5
   Teleservices                                        19.6             5.8           6.5           8.3           9.8         30.4
   Corporate and other                                (21.6)           (7.2)        (12.0)         (6.3)        (10.7)       (36.2)
                                               -------------   ------------- ------------- ------------- --------------------------
     Sub-total                                        517.6           176.7         183.2         176.5         240.4        776.9
                                               -------------   ------------- ------------- ------------- --------------------------
   Executive consulting arrangement
   Emerging Businesses
   Online city guides and related                     (29.0)           (8.9)        (13.9)        (17.7)        (20.4)       (60.8)
   Internet commerce                                  (15.8)           (6.9)        (15.4)        (12.8)        (18.4)       (53.6)
   Electronic commerce services                        (1.0)           (0.2)          0.4           0.5          (3.2)        (2.4)
   Broadcasting                                       (23.0)           (9.2)        (11.7)         (9.5)        (17.9)       (48.3)
   Electronic retailing - other int'l                 (12.5)           (0.7)         (1.6)         (1.7)         (0.5)        (4.5)
   Filmed entertainment                                 2.6            (1.0)          1.2           1.7           2.8          4.7
   Emerging networks                                    0.0            (0.6)         (0.5)         (0.8)         (1.1)        (3.0)
                                               -------------   ------------- ------------- ------------- --------------------------
     Sub-total                                        (78.7)          (27.4)        (41.6)        (40.2)        (58.7)      (167.9)
                                               -------------   ------------- ------------- ------------- --------------------------
     Total                                            438.9           149.4         141.7         136.3         181.7        608.9
                                               =============   ============= ============= ============= ==========================
   USA Network                                        237.3            70.7          84.9          69.5          87.0        312.1
   SCI FI                                              44.6            15.7           9.9          13.4          29.9         68.9
   Studios, net                                        48.4            23.1          10.9           9.9           9.0         52.9
                                               -------------   ------------- ------------- ------------- --------------------------
     Cable and studios                                330.3           109.5         105.7          92.8         125.9        433.9
                                               -------------   ------------- ------------- ------------- --------------------------
   Operating Businesses
     Entertainment                                    330.3           109.5         105.7          92.8         125.9        433.9
     Electronic retailing                             169.5            45.7          50.1          53.9          81.3        230.9
     Information and services                          39.4            28.8          39.4          36.1          43.9        148.3
     Corporate and other                              (21.6)           (7.2)        (12.0)         (6.3)        (10.7)       (36.2)
                                               -------------   ------------- ------------- ------------- --------------------------
     Total                                            517.6           176.7         183.2         176.5         240.4        776.9
                                               -------------   ------------- ------------- ------------- --------------------------
   Emerging Businesses
     Entertainment                                    (20.4)          (10.8)        (11.1)         (8.5)        (16.2)       (46.6)
     Electronic retailing                             (12.5)           (0.7)         (1.6)         (1.7)         (0.5)        (4.5)
     Information and services                         (45.8)          (15.9)        (28.9)        (30.0)        (42.0)      (116.8)
                                               -------------   ------------- ------------- ------------- -------------------------
     Sub-total                                        (78.7)          (27.4)        (41.6)        (40.2)        (58.7)      (167.
                                               -------------   ------------- ------------- ------------- --------------------------
   Total
     Entertainment                                    309.9            98.7          94.6          84.3         109.7        387.3
     Electronic retailing                             157.0            45.1          48.5          52.1          80.7        226.4
     Information and services                          (6.4)           12.8          10.6           6.1           1.9         31.5
     Corporate and other                              (21.6)           (7.2)        (12.0)         (6.3)        (10.7)       (36.2)
                                               -------------   ------------- ------------- ------------- --------------------------
     Total                                            438.9           149.4         141.7         136.3         181.7        608.9
                                               =============   ============= ============= ============= ==========================


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.







                                               -----------------------------------------------------------------
   EBITDA                                                                     2000
                                               -----------------------------------------------------------------
                                                   Q1           Q2            Q3           Q4           YTD 9/30
                                               ------------ ------------ ------------- ------------ ------------
   OPERATING BUSINESSES
   Cable and studios                                 138.8        139.4         118.5                     396.6
   Electronic retailing - domestic                    55.7         52.5          53.8                     162.0
   Electronic retailing - Germany                      7.6          4.2           4.9                      16.7
   Ticketing                                          27.4         31.6          20.1                      79.0
   Hotel reservations                                  8.2         12.9          13.9                      35.0
   Teleservices                                        9.5         11.9          11.1                      32.5
   Corporate and other                               (11.0)        (7.7)         (7.5)                    (26.2)
                                               ------------ ------------ ------------- ------------ ------------
     Sub-total                                       236.1        244.7         214.8                     695.6
                                               ------------ ------------ ------------- ------------ ------------
   Executive consulting arrangement                               (11.6)                                  (11.6)

   Emerging Businesses
   Online city guides and related                    (17.9)       (15.6)        (14.3)                    (47.8)
   Internet commerce                                 (10.7)       (15.2)         (8.7)                    (34.6)
   Electronic commerce services                       (5.6)        (6.3)         (8.0)                    (19.8)
   Broadcasting                                      (11.8)       (15.9)        (13.6)                    (41.3)
   Electronic retailing - other int'l                 (1.1)        (2.2)         (4.2)                     (7.5)
   Filmed entertainment                                2.2         (2.3)         (5.8)                     (6.0)
   Emerging networks                                  (2.3)        (2.0)         (0.3)                     (4.6)
                                               ------------ ------------ ------------- ------------ ------------
     Sub-total                                       (47.1)       (59.4)        (55.0)                   (161.5)
                                               ------------ ------------ ------------- ------------ ------------
     Total                                           189.0        173.7         159.8                     522.5
                                               ============ ============ ============= ============ ============

   USA Network                                        97.1        105.4          87.2                     289.6
   SCI FI                                             24.2         24.9          22.4                      71.5
   Studios, net                                       17.5          9.1           8.8                      35.4
                                               ------------ ------------ ------------- ------------ ------------
     Cable and studios                               138.8        139.4         118.5                     396.6
                                               ------------ ------------ ------------- ------------ ------------



   Operating Businesses
     Entertainment                                   138.8        139.4         118.5                     396.6
     Electronic retailing                             63.3         56.6          58.7                     178.7
     Information and services                         45.0         56.4          45.1                     146.5
     Corporate and other                             (11.0)       (19.3)         (7.5)                    (37.8)
                                               ------------ ------------ ------------- ------------ ------------
     Total                                           236.1        233.1         214.8                     684.0
                                               ------------ ------------ ------------- ------------ ------------

   Emerging Businesses
     Entertainment                                   (11.9)       (20.3)        (19.7)                    (51.8)
     Electronic retailing                             (1.1)        (2.2)         (4.2)                     (7.5)
     Information and services                        (34.1)       (37.0)        (31.0)                   (102.2)
                                               ------------ ------------ ------------- ------------ ------------
     Sub-total                                       (47.1)       (59.4)        (55.0)                   (161.5)
                                               ------------ ------------ ------------- ------------ ------------

   Total
     Entertainment                                   126.9        119.1          98.7                     344.7
     Electronic retailing                             62.2         54.5          54.5                     171.2
     Information and services                         10.9         19.4          14.0                      44.3
     Corporate and other                             (11.0)       (19.3)         (7.5)                    (37.8)
                                               ------------ ------------ ------------- ------------ ------------
     Total                                           189.0        173.7         159.8                     522.5
                                               ============ ============ ============= ============ ============


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

USA NETWORKS, INC.
PRO FORMA RESULTS OF OPERATIONS (AS REPORTED)
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST.


                                              -------------   ----------------------------------------------------------------------
P&L                                               1998                                          1999
                                              -------------   ----------------------------------------------------------------------
                                               YE 12/31 *         Q1 *           Q2*            Q3*           Q4 *       YE 12/31 *
                                              -------------   -------------- -------------  ------------- ------------- ------------
                              Date Reported:      02/03/00         04/27/00      07/26/00       10/26/00      02/03/00    02/03/00

Revenues, net                                      2,879.7            793.2         889.4          924.9         936.1     3,290.7

Operating costs and expenses:
    Costs related to revenues                      1,694.7            404.8         468.7          494.7         544.3     1,908.7
    Other costs and expenses                         693.1            244.9         274.5          293.9         220.1       804.5
    Amort. of non-cash distribution
    and marketing expense                              0.0              0.0           0.0            0.0           0.0         0.0
    Depreciation                                      94.9             25.6          28.8           31.7          29.9       107.4
    Amortization of goodwill                         226.3             62.8          78.4           91.8          80.2       262.2
                                              -------------   -------------- -------------  ------------- ------------- -----------
          Total operating costs                    2,709.0            738.0         850.3          912.1         874.5     3,082.8
                                              -------------   -------------- -------------  ------------- ------------- -----------
          Operating income                           170.6             55.2          39.0           12.8          61.7       208.0

Interest expense, net                               (119.6)           (13.0)        (15.7)         (12.4)        (10.9)      (51.6)
Gain on disposition of television station             74.9              0.0           0.0            0.0           0.0         0.0
Gain on sale of securities                           109.0             47.3           3.0           39.5           0.0        89.7
Other, net                                           (23.4)             7.3          (8.8)          (3.6)          3.8         5.8
                                              -------------   -------------- -------------  ------------- ------------- -----------
                                                      40.9             41.6         (21.4)          23.4          (7.1)       43.9
                                              -------------   -------------- -------------  ------------- ------------- -----------
Earnings before income taxes and
    minority interest                                211.5             96.8          17.6           36.2          54.6       251.9

Income tax expense                                  (118.4)           (21.4)        (13.7)         (21.8)        (25.6)      (88.3)
Minority interest                                    (70.3)           (74.1)        (27.9)         (33.9)        (46.7)     (197.3)
                                              =============   ============== =============  ============= ============= ===========
Net income (loss)                                     22.8              1.3         (24.0)         (19.5)        (17.8)      (33.7)
                                              =============   ============== =============  ============= ============= ===========

Weighted average diluted shares                      318.4            361.2         388.9          357.8         336.4       328.3
                                              =============   ============== =============  ============= ============= ===========
Weighted average fully converted shares              595.2            707.6         735.2          757.3         739.4       721.5
                                              =============   ============== =============  ============= ============= ===========

Basic earnings per share                             $ .07            $ .00        $ (.07)        $ (.05)       $ (.05)     $ (.10)
                                              =============   ============== =============  ============= ============= ===========
Diluted earnings per share                           $ .07            $ .00        $ (.07)        $ (.05)       $ (.05)     $ (.10)
                                              =============   ============== =============  ============= ============= ===========
Fully converted earnings per share                   $ .13            $ .07        $ (.00)         $ .02         $ .03       $ .16
                                              =============   ============== =============  ============= ============= ===========

EBITDA                                               491.9            143.6         146.2          136.3         171.8       577.5
                                              =============   ============== =============  ============= ============= ===========

Excluding one-time charges and non-operating gains:
Basic and diluted earnings per share                $ (.28)          $ (.03)       $ (.08)        $ (.08)       $ (.05)     $ (.16)
                                              =============   ============== =============  ============= ============= ===========
Fully converted earnings per share                  $ (.04)           $ .03        $ (.01)        $ (.01)        $ .03       $ .09
                                              =============   ============== =============  ============= ============= ===========

*AS REPORTED. MAY NOT AGREE WITH PRO FORMA REVENUE AND EBITDA RESULTS ABOVE.

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.


                                                --------------------------------------------------------------------
P&L                                                                             2000
                                                --------------------------------------------------------------------
                                                    Q1 *          Q2 *           Q3            Q4        YE 12/31
                                                ------------- ------------- ------------- ------------- ------------
                              Date Reported:        04/27/00      07/26/00      10/26/00

Revenues, net                                        1,002.8       1,098.1       1,115.2

Operating costs and expenses:
    Costs related to revenues                          574.7         638.8         673.6
    Other costs and expenses                           243.8         280.1         281.8
    Amort. of non-cash distribution
    and marketing expense                                0.8           1.6           2.7
    Depreciation                                        34.5          42.9          46.3
    Amortization of goodwill                            81.8          96.7         108.9
                                                ------------- ------------- ------------- ------------- ------------
          Total operating costs                        935.5       1,060.0       1,113.3
                                                ------------- ------------- ------------- ------------- ------------
          Operating income                              67.3          38.0           1.9

Interest expense, net                                   (8.6)         (8.8)         (9.6)
Gain on disposition of television station                0.0           0.0           0.0
Gain on sale of securities                               0.0           0.0           0.0
Other, net                                              (0.6)         (1.9)         69.9
                                                ------------- ------------- ------------- ------------- ------------
                                                        (9.3)        (10.7)         60.3
                                                ------------- ------------- ------------- ------------- ------------
Earnings before income taxes and
    minority interest                                   58.1          27.3          62.2

Income tax expense                                     (31.5)        (19.0)        (23.0)
Minority interest                                      (45.4)        (36.9)        (58.6)
                                                ============= ============= ============= ============= ============
Net income (loss)                                      (18.9)        (28.6)        (19.5)
                                                ============= ============= ============= ============= ============

Weighted average diluted shares                        337.5         362.0         367.8
                                                ============= ============= ============= ============= ============
Weighted average fully converted shares                728.1         748.5         754.8
                                                ============= ============= ============= ============= ============

Basic earnings per share                              $ (.06)       $ (.08)       $ (.05)
                                                ============= ============= ============= ============= ============
Diluted earnings per share                            $ (.06)       $ (.08)       $ (.05)
                                                ============= ============= ============= ============= ============
Fully converted earnings per share                     $ .03         $ .01         $ .04
                                                ============= ============= ============= ============= ============

EBITDA                                                 184.3         179.2         159.8
                                                ============= ============= ============= ============= ============

Excluding one-time charges and non-operating gains:
Basic and diluted earnings per share                  $ (.06)       $ (.07)       $ (.10)
                                                ============= ============= ============= ============= ============
Fully converted earnings per share                     $ .03         $ .01        $ (.02)
                                                ============= ============= ============= ============= ============

* AS REPORTED. MAY NOT AGREE WITH PROFORMA REVENUE AND EBITDA RESULTS ABOVE.

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

USA NETWORKS, INC.

DIVISIONAL OPERATING METRICS

IN MILLIONS EXCEPT PERCENTAGES AND RATINGS.


                                           -----------  -----------  ---------------------------------------------------------------
                                              1997         1998                                    1999
                                           -----------  -----------  ---------------------------------------------------------------
                                               YE           YE           Q1            Q2           Q3           Q4          YE
                                           -----------  -----------  ---------------------------------------------------------------
USA NETWORK

      Advertising revenue                         53%          53%          54%           56%          59%          58%         56%
      Affiliate revenue                           47%          47%          46%           44%          41%          42%         44%

      Average primetime rating                    2.0          2.3          2.6           2.6          2.3          2.2         2.4

      Households (end of period)                 72.4         75.1         75.3          75.7         76.9         77.2        77.2


                                                   --------------------------------------
                                                                   2000
                                                   --------------------------------------
                                                      Q1            Q2          Q3
                                                   --------------------------------------
USA NETWORK

      Advertising revenue                                57%           58%         57%
      Affiliate revenue                                  43%           42%         43%

      Average primetime rating                           2.4           2.2         2.0

      Households (end of period)                        77.4          78.2        79.4


                                           -----------  -----------  ---------------------------------------------------------------
                                              1997         1998                                    1999
                                           -----------  -----------  ---------------------------------------------------------------
                                               YE           YE           Q1            Q2           Q3           Q4          YE
                                           -----------  -----------  ---------------------------------------------------------------
SCI FI CHANNEL

      Advertising revenue                         56%          56%          55%           61%          57%          62%         59%
      Affiliate revenue                           44%          44%          45%           39%          43%          48%         41%

      Average primetime rating                    0.7          0.7          0.7           0.7          0.8          0.9         0.8

      Households (end of period)                 46.7         52.6         54.4          55.9         58.4         59.7        59.7


                                                   --------------------------------------
                                                                   2000
                                                   --------------------------------------
                                                      Q1            Q2          Q3
                                                   --------------------------------------
SCI FI CHANNEL

      Advertising revenue                                64%           66%         62%
      Affiliate revenue                                  36%           34%         38%

      Average primetime rating                           0.9           0.8         0.9

      Households (end of period)                        60.5          62.7        65.1


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.


USA Network and SCI FI ratings and household delivery data are sourced from NMR Galaxy Explorer. Subscriber counts are based on Nielsen People Meter Installed Samples.

USA NETWORKS, INC.

DIVISIONAL OPERATING METRICS

IN MILLIONS EXCEPT PERCENTAGES.


                                            ---------------------------------------------------------
                                                                      1999
                                            ---------------------------------------------------------
                                                   Q1          Q2         Q3         Q4          YE
                                            ---------------------------------------------------------
HSN - DOMESTIC

     On-air gross profit                          34.0%       33.7%      35.4%      34.0%      34.3%

     Product mix:
         Homegoods                                  47%         49%        46%        54%        49%
         Jewelry                                    31%         27%        24%        26%        28%
         Heath / Beauty                             10%         12%        11%        10%        11%
         Apparel / Accessories                      12%         12%        19%        10%        12%

     Units shipped                                  7.7         7.8        7.8        8.7       32.0

     Return rate                                  22.8%       20.4%      19.1%      19.1%      20.3%

     HSN cable / DBS HH (end of period)            54.8        56.8       57.6       60.6       60.6

     HSN total HH (end of period)                  71.0        72.7       73.0       73.7       73.7


                                         --------------------------------------
                                                         2000
                                         --------------------------------------
                                            Q1            Q2          Q3
                                         --------------------------------------
HSN - DOMESTIC

     On-air gross profit                     33.6%         34.7%       34.7%

     Product mix:
         Homegoods                             50%           47%         49%
         Jewelry                               27%           28%         26%
         Heath / Beauty                        11%           13%         10%
         Apparel / Accessories                 12%           12%         15%

     Units shipped                             8.2           7.8         8.2

     Return rate                             20.9%         19.6%       20.2%

     HSN cable / DBS HH (end of period)       62.0          63.2        64.6

     HSN total HH (end of period)             75.2          76.4        75.9

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

USA NETWORKS, INC.

DIVISIONAL OPERATING METRICS

IN MILLIONS EXCEPT REVENUE PER TICKET AND PERCENTAGES.


                                         -----------  -----------   ---------------------------------------------------------------
                                            1997          1998                                   1999
                                         -----------  -----------   ---------------------------------------------------------------
                                             YE           YE            Q1          Q2            Q3            Q4          YE
                                         -----------  -----------   ---------------------------------------------------------------

TICKETMASTER

     Number of tickets sold (mm)               65.8         68.6           19.1       19.9          17.6           18.4       75.0

     Gross value of tickets sold (mm)        $2,168       $2,340           $615       $756          $651           $759     $2,781

     Share of tickets sold online              1.6%         4.3%           8.7%      13.5%         15.0%          18.4%      13.4%

     Revenue per ticket- Combined            $ 4.50        $4.66         $ 4.69     $ 5.36        $ 5.34         $ 5.62     $ 5.25

     Revenue per ticket- Online              $ 5.06        $5.45         $ 5.62     $ 6.68        $ 6.45         $ 6.46     $ 6.38



                                         ---------------------------------------
                                                         2000
                                         ---------------------------------------
                                            Q1            Q2           Q3
                                         ---------------------------------------

TICKETMASTER

     Number of tickets sold (mm)              21.8          22.3         20.2

     Gross value of tickets sold (mm)         $812          $881         $782

     Share of tickets sold online            20.5%         25.8%        25.2%

     Revenue per ticket- Combined            $5.44         $5.89        $5.67

     Revenue per ticket- Online              $6.49         $7.08        $6.72


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

USA NETWORKS, INC.

DIVISIONAL OPERATING METRICS



                                                    ------------------------------------    -----------------------------------
                                                                  1999                                       2000
                                                    ------------------------------------    -----------------------------------
                                                            Q1        Q2           Q3              Q1          Q2        Q3
                                                    ------------------------------------    -----------------------------------
HOTEL RESERVATIONS NETWORK

      Hotel room nights sold (thousands)                    181        291          374             429         587       717

      Portion of revenues generated online                  69%        81%          85%             91%         92%       94%

      Affiliated revenues as % of total revenue             27%        41%          44%             53%         52%       53%

      Cities served                                          27         37           38              49          60        83


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.